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                                                                   EXHIBIT 10.50

                               GRANTOR STOCK TRUST

                                 AMENDMENT NO. 2
                                       TO
                                 TRUST AGREEMENT

      This Amendment No. 2 to Trust Agreement is made and entered into effective as of October 21, 2004, by Callaway Golf Company, a Delaware corporation ("Callaway Golf" or the "Company").

                                   BACKGROUND

      A. Effective on or about July 14, 1995, Callaway Golf and Sanwa Bank California ("Sanwa") entered into a certain Trust Agreement (the "Trust Agreement") establishing the Callaway Golf Company Grantor Stock Trust.

      B. Effective on or about August 24, 2000, Sanwa assigned to Arrowhead Trust Incorporated, California, a California trust company ("Arrowhead" or "Trustee"), all of Sanwa's right, and Arrowhead assumed all of Sanwa's obligations, under the Trust Agreement.

      C. Effective as of June 29, 2001, Callaway Golf entered into Amendment No. 1 to Trust Agreement ("Amendment No. 1").

      D. Callaway Golf, pursuant to Section 14.1 of the Trust Agreement, desires to amend the Trust Agreement and Amendment No. 1 upon the following terms.

                                    AGREEMENT

      In consideration of the foregoing Background, Callaway Golf does hereby amend the Trust Agreement and Amendment No. 1 as follows:

      1. Section 1.11 of the Trust Agreement is hereby deleted in its entirety, and in lieu thereof, the following shall be inserted:

            1.11 "Director" shall mean the most senior officer at Callaway Golf in charge of human resources.

      2. Schedule A to the Trust Agreement is hereby deleted in its entirety, and in lieu thereof, the Schedule A-(R2) attached hereto shall be inserted.

      3. After the date of this Amendment, each reference in the Trust Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, shall mean and refer to the Trust Agreement as amended by Amendment No. 1 and this Amendment No. 2. The Trust Agreement and Amendment No. 1, as amended hereby, shall remain in full force and effect in accordance with its terms and is hereby ratified and confirmed. In addition, each reference to "Sanwa" or "Sanwa Bank" shall be deemed to be a reference to Trustee.

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      4.    This Amendment shall be governed by and construed in accordance with the laws of the State of California.

      IN WITNESS WHEREOF, the undersigned has executed this Amendment No. 2 to Trust Agreement as of the date first above written.

CALLAWAY GOLF COMPANY:

By:    /s/ BRADLEY J. HOLIDAY
    ----------------------------------------------
Print Name:  Bradley J. Holiday
Print Title: Senior Executive Vice President and
             Chief Financial Officer

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                                SCHEDULE A - (R2)

                                      Plans

1991 Stock Incentive Plan
1995 Employee Stock Incentive Plan
1996 Stock Option Plan
1998 Stock Incentive Plan
2004 Equity Incentive Plan
Employee Stock Purchase Plan 401(k) Plan
Executive Deferred Compensation Plan
Medical and Health Insurance Plan
Dental Insurance Plan
Vision Plan
Regular Salary and Overtime
Trust to fund any of the above mentioned Plans.

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                                     Consent

The undersigned, Arrowhead Trust Incorporated, effective as of October 21, 2004, pursuant to Section 14.1 of that certain Trust Agreement dated July 14, 1995, does hereby consent to the foregoing Amendment No. 2 to Trust Agreement.

ARROWHEAD TRUST INCORPORATED:

By: /s/ CHARLES J. PAOLINO
    ------------------------------------
Print Name:  Charles J. Paolino
Print Title: Vice President

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